UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 26, 2004
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                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                        1-11515                47-0658852
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)       Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                        68154
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code: (402) 554-9200
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 2.02 Results of Operations and Financial Condition:
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     On October 26, 2004, the Registrant issued its earnings release for the three and nine months ended September 30, 2004. The earnings release is attached to this report as Exhibit 99.1, which is furnished herewith.

Item 9.01 Financial Statements and Exhibits:
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     (c)  Exhibits

          Exhibit 99.1                 Press release dated October 26, 2004

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  COMMERCIAL FEDERAL CORPORATION
                                                  ------------------------------
                                                          (Registrant)


Date: October 26, 2004                            /s/ David S. Fisher
                                                  ------------------------------
                                                  David S. Fisher
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Duly Authorized Officer)